WABASH NATIONAL

OUR INNOVATION MOVES THE WORLD™

Investor Update

Fall 2010

Safe Harbor Statement

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q.

We cannot give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations.

Investment Highlights

Leading Market Position as #1 Dry Van Truck Trailer Manufacturer in North America

Trucking Cycle Recovery Fueling Growing Trailer Demand

Best-in-Class Technologically Innovative Products

Successful Recent Operations and Balance Sheet Restructuring

Strong Brand Recognition and Longstanding Relationships with Blue-Chip Customer Base

Strong and Experienced Management Team Focused on Operational Excellence

Company At-A-Glance

WABASH NATIONAL

#1 North American Designer, Manufacturer and Marketer of Truck Trailers and Related Transportation Equipment

Key Facts:

- Founded as a start-up in 1985
- IPO in 1991 – NYSE: WNC
- Headquartered in Lafayette, IN
- 2,900 employees
- 2010 trailer production of 23,000 – 25,000 units


"Our Innovation Moves the World"
DURAPLATE
DURAPLATE

Leading North American Trailer Manufacturer

Top North American Designer, Manufacturer and Marketer of Truck Trailers and Related Transportation Equipment

- **Leading Market Share Over Years** [(1)]
  - *#1 in Dry Van Trailer production*
  - *#3 in Refrigerated Trailer production*
  - *Top 3 player in Platform Trailer production*
  - *#1 or 2 in Total Trailer production since 1992*
- **Best-known brands**

WABASH NATIONAL DURAPLATE

WABASH NATIONAL DURAPLATE HD

WABASH NATIONAL FREIGHTPRO

WABASH NATIONAL ARCTICLITE

TRANSCRAFT EAGLE

BENSON

(1) Source: Trailer Body Builders Magazine

Comprehensive Product Offering

~40%-60% of Sales

DuraPlate® Dry Vans



DuraPlate HD® Dry Vans



~10-20% of Sales

Pups



<2% of Sales

Benson ™ Dumps

Dump Trailers



Dump Truck Bodies



<5% of Sales

Sheet & Post Dry Vans



<2% of Sales

Aluminum Platforms

Benson ™ Aluminum



Benson ™ Aluminum Drop



~10%-15% of Sales

Refrigerated Vans



~3%-6% of Sales

Steel Platforms

Eagle ® Flatbed



D-Eagle ® Drop Deck



<2% of Sales

RoadRailer® Intermodal



Note: % ranges based on shipments from 2007-2009

Premier Carrier Relationships

WABASH NATIONAL

KNIGHT TRANSPORTATION

WERNER ENTERPRISES SPECIALIZED CARRIER

Con-way FREIGHT

HeartLand Express

CRETE CARRIER

XTRA LEASE

OLD DOMINION FREIGHT LINE

SAFEWAY

SCHNEIDER NATIONAL

SWIFT TRANSPORTATION CO. INC.

FedEx

Celadon

England

AVERITT

U. S. XPRESS ENTERPRISES, INC.

PRIME inc.

34% of Top 100 For-Hire Fleets are Wabash customers
44% of Top 50 For-Hire Fleets are Wabash customers

Geographic Sales & Distribution Overview



VANS
- Factory Direct - 4 salespeople
- Independent Dealers
  - 25 Dealers - 57 Locations - 100+ salespeople

FLATBEDS
- Full-Line - 39 Dealers - 83 locations
- Steel & Combo Platform - 40 Dealers - 56 locations
- Aluminum Platform - 2 Dealers - 2 locations
- Dump Dealers - 13 Dealers -13 locations

WABASH NATIONAL TRAILER CENTERS
- 25+ salespeople - 15 stores (10 Full Service, 1 Sales-Only, 4 Used Trailer Centers)

GO-TO-MARKET STRATEGY
- Mid to Large Sized Fleets with Internal Service Capabilities Served with Factory Direct Sales Team
- Small to Mid Sized Fleets that Utilize External Service Capabilities Served with Retail Network Consisting of Independent Dealers and Company Owned Branches

CHANNEL OPTIMIZATION – ESTABLISH RETAIL EXCELLENCE PROGRAM
- Deliver Best In Class Support to Drive Customers to Prefer Wabash Products and Services
- Drive Wabash Operational Excellence Throughout Sales Channels to Maximize Profitability

Sales Channel Optimization that Drives Business Results

Key Initiatives

Leverage Product Offering	• Product Portfolio Opportunities
Drive Innovation	• Industry Leading Technology
Increase Diversification	• DuraPlate® Products Group
Improve Operational Excellence	• Lafayette Manufacturing Transformation • Purchasing Consortium
Streamline Cost Footprint	• Cost Reduction Initiatives
Recapitalization	• Enhance liquidity

A Long History of Innovation

WABASH NATIONAL

- Wabash National was established in 1985 and holds 67 patents
- Introduced the aluminum plate trailer, becoming the leading industry producer
- Developed new technologies by working with the world's largest truckload carriers
- In 1996 the first composite dry van, DuraPlate®, was introduced. Since that time we have sold over 385,000 DuraPlate® trailers
- In 2008 Wabash National enjoyed the highest dry van market share in the industry

1985 — Sheet & Post
- commodity
- versatile
- high maintenance
- high total cost of ownership

1985 — FRP Trailer
- smooth interior
- increased interior width
- difficult repair
- heavy

1987 — Aluminum Plate
- wide/smooth interior
- low maintenance
- high material costs
- aluminum price fluctuation

1996 — DuraPlate
- recyclable
- durable
- longest useful life
- easy to repair
- lowest total cost of ownership

2004 — DuraPlate HD
- high performance
- durable
- longest useful life
- heavy-duty applications
- lowest total cost of ownership

Leading the way in trailer technologies that deliver value

Recent Industry Leading Innovations

Innovation	Launch Date
Bonded Skylight *Reduces leaks and simplifies repairs*	2008
TrustLock Plus® Door Lock *Proprietary single-lock closing mechanism*	2009
DuraPlate® AeroSkirt ™ & Support *Proven 5.6% fuel efficiency improvement*	2009
Bonding Technologies *Sidewalls and Logistics*	2009
Tire Hauler *Proprietary solution for revolutionary cost-effective transport of 13' tires*	2009
35,000 pound floor rated trailer *Increased floor rating for heavy haul applications* *Improves backhaul flexibility*	2010





Customer driven commercialization process

Leveraging DuraPlate® Innovation

DuraPlate Composite Sidewall Panels

- High density polyethylene (HDPE) core bonded between two sheets of high-strength steel
- Lower cost of ownership:
  - Longer life
  - Lower maintenance cost
  - Increased durability
  - Enhanced trade in values


PODS


Pre-coated galvanized steel skin
Foamed HDPE Core
Galvanized steel skin

DuraPlate Products Group

- Become a leader and global provider of composite products
- Secure a leadership position through developing a comprehensive product offering and IP portfolio
- Partner with customers where we add value by providing a solution



Composite panel is extremely strong, lightweight and damage resistant which lowers total cost of ownership

Attractive Point in Trailer Cycle


Industry Trailer Net Orders 1991 - Present
40,000
30,000
20,000
10,000
0
Early '90s Cycle
58 mo.
Late '90s Cycle
67 mo.
Recent Cycle
89 mo.
Jan-91
Jan-92
Jan-93
Jan-94
Jan-95
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11

Industry Units

Cycle Lows	Units
Feb. '91	7,555
Dec. '95	4,468
July '01	6,472
Dec. '08	2,614

Source: ACT Research

- Previous two cycles lasted 58 and 67 months. The most recent cycle reached the lowest point to date in Dec.'08, at month 89
- Historical cycle lengths, as well as volumes at cycle lows, suggest the industry is 21 months into a new cycle

Optimistic about demand recovery

Historical Industry Volumes


Historical Industry Production
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
1975
1980
1985
1990
1995
2000
2005

Source: 1974-1989:SMCC/TBB; 1989-2009: ACT Research

2009 Was the Lowest Trailer Industry Volume Since 1975

Truck Tonnage



ATA's Truck Tonnage Index (TTI)
125
120
115
110
105
100
95
90
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10

Source: American Trucking Associations

September TTI up 1.8% M/M & 5.3% Y/Y

Trailer Loadings


Loadings by Trailer Type [thous; SA]
25,000
20,000
15,000
10,000
5,000
0
JAN'00
JAN'01
JAN'02
JAN'03
JAN'04
JAN'05
JAN'06
JAN'07
JAN'08
JAN'09
JAN'10
JAN'11
JAN'12
Dry Van
Reefer
Platform

Source: FTR Associates

Trailer loadings expected to increase 3.7%, 4.6%, and 4.4% in 2010, 2011, and 2012, respectively.

Industry Outlook

Total Trailer Shipments	2010	2011	2012	2013	2014
ACT	117,745	171,100	225,600	241,000	225,350
FTR	128,785	149,962	210,262	225,000	227,250

Dry Van Shipments	2010	2011	2012	2013	2014
ACT	57,400	90,000	125,000	145,000	130,000
% Change	91.7%	56.8%	38.9%	16.0%	-10.3%

Source: ACT Research and FTR Associates

- Replacement demand is expected to rise every year in next five years from approx. 190K in 2010 to 200K trailers/yr in 2015
- WNC is well-positioned to capitalize on the expected increase in demand for Dry Vans during the next four years

Trailer shipments forecasted to improve in 2010

Transportation Industry Legislation

- **CSA2010:** Overhaul of truck safety standards by the FMCSA (Federal Motor Carrier Safety Administration). CSA2010 is a comprehensive driver and fleet rating system that will take effect in December 2010. An estimated 5%-10% of drivers could be ruled ineligible when the new rules take effect.
- **HOS Rule:** In late November 2010, revisions to the federal truck driver HOS (Hours-of-Service) rule are expected, that would reduce the hours a driver can drive each day from the current 11 to 10 hours. In addition, the driver "re-start" requirement is expected to be lengthened from the current 34 hours to as long as 48 hours. FTR estimates this could impact carrier productivity in the first year by approximately 6%.
- **Highway Bill:** Summer of 2010, the House and the Senate put forth bills that would increase the allowable GVW (Gross Vehicle Weight) of a semi-trailer combo from the current 80,000 lbs to 97,000 lbs. An increase to 97,000 lbs would require the addition of a third axle to existing equipment, with the likelihood that many fleets may elect to replace older trailers vs. spending money to upgrade them with the third axle.
- **CARB:** Under CARB (California Air Resource Board) regulations, for carriers serving the state of California, each January 1, refrigeration units older than 7 years are no longer allowed to operate in California. As refrigeration units become obsolete, capacity in the refrigerated segment will tighten and the increase in demand for new refrigerated trailers is likely.

Current and potential changes in transportation legislation could impact trailer demand above current forecasts.

OUR INNOVATION MOVES THE WORLD™

Financials

Financial Highlights

Revenue


($ millions)
$1,214
$1,312
$1,103
$836
$338
$399
1,400
1,200
1,000
800
600
400
200
0
2005
2006
2007
2008
2009
3Q10 YTD

Gross Margin


11%
8%
8%
3%
(7%)
3%
12%
8%
4%
0%
-4%
-8%
2005
2006
2007
2008
2009
3Q10 YTD

Operating Income(1)


($ millions)
$80.0
$22.9
$26.5
($37.5)
($66.1)
($21.2)
80
60
40
20
0
-20
-40
-60
-80
2005
2006
2007
2008
2009
3Q10 YTD

Operating EBITDA Margin(2)


8%
5%
5%
(1%)
(13%)
(1%)
12%
8%
4%
0%
-4%
-8%
-12%
-16%
2005
2006
2007
2008
2009
3Q10 YTD

(1) 2008 operating income excludes a non-cash impairment for goodwill of $66.3 million

(2) A reconciliation of Operating EBITDA to net income (loss) for the periods presented is included in the Appendix to this presentation

Cost Actions Implemented to Date

- **Compensation & Benefit Reductions**
  - Headcount reductions of 250+ salaried positions; down 40% since 2007
  - 15% reduction in all salary compensation; 17% for executives
  - Approximately 10% effective hourly pay reduction
  - Reduction of standard work week hours for most associates
  - Suspension of 401(k) match, non-qualified plan match, and tuition reimbursement programs

- **Capital Conservation Initiatives**
  - Suspension of quarterly dividend
  - Reductions in CapEx - $1M total spend for 2009; $2M estimated for 2010

- **Manufacturing Optimization Activities**
  - Lafayette Transformation: consolidation of six dry van lines to three flexible efficient production lines and consolidation of material warehousing to one location
  - Transcraft Consolidation: consolidation of all platform and dump trailers to Cadiz, KY facility

- **Over 50% of cost savings are permanent and are not expected to return**

Over $35M in cumulative annualized cash savings expected in 2010

Quarterly Financial Highlights



Revenue
($ millions)
250
200
150
100
50
0
$161.1
$201.5
$243.0
$230.7
$77.9
$86.2
$88.3
$85.4
$78.3
$149.7
$170.8
1Q08
3Q08
1Q09
3Q09
1Q10
3Q10



Operating EBITDA(1)
($ millions)
5.0
0.0
(5.0)
(10.0)
(15.0)
(20.0)
(25.0)
($3.0)
$3.5
$1.9
($13.5)
($21.6)
($10.7)
($4.6)
($6.3)
($6.0)
($0.5)
$0.6
1Q08
3Q08
1Q09
3Q09
1Q10
3Q10

(1) A reconciliation of Operating EBITDA to net income (loss) for the periods presented is included in the Appendix to this presentation

Equity Offering Summary May 2010

Issuer:	Primary - Wabash National Corporation (NYSE / WNC) Secondary - Trailer Investments, LLC
Shares Sold:	27.9MM shares (11.8MM primary / 16.1MM secondary)
Use of Proceeds:	Redemption of 100% outstanding Preferred Stock and pay-down of other debt
Closing:	Closed on May 28, 2010 at $6.50 per share
Lock-up:	90 days
Common Stock:	58,946,261 shares outstanding at July 28, 2010
Warrants:	Trailer Investments, LLC holds a warrant exercisable for 9,362,581 shares as of June 30, 2010, subject to anti-dilutive upward adjustment provisions

Equity Offering Summary Sept 2010

Issuer:	Trailer Investments, LLC
Shares Sold:	9.3MM shares
Use of Proceeds:	WNC did not receive any for the proceeds from this offering
Closing:	September 17, 2010 at $6.75 per share
Common Stock:	68,294,834 shares outstanding at October 28, 2010
Warrants:	The Warrant held by Trailer Investments, LLC is now fully exercised and no longer outstanding as of September 30, 2010

Capitalization and Liquidity

$MM	March 31, 2010	September 30, 2010
Cash	1.4	13.4
Total Debt & Capital Leases	47.2	56.0
Preferred Stock	24.3	-
Stockholders' Equity	(86.8)	123.6
Total Capitalization	**(15.3)**	**179.6**
Liquidity	**29.0**	**56.1**

Notes:
(1) Excludes fair value of the warrant of $173.4MM as of March 31, 2010, which is classified as a current liability
(2) Liquidity is defined as cash plus availability under the Company's revolving credit facility

Investment Highlights

Leading Market Position as #1 Dry Van Truck Trailer Manufacturer in North America

Trucking Cycle Recovery Fueling Growing Trailer Demand

Best-in-Class Technologically Innovative Products

Successful Recent Operations and Balance Sheet Restructuring

Strong Brand Recognition and Longstanding Relationships with Blue-Chip Customer Base

Strong and Experienced Management Team Focused on Operational Excellence

OUR INNOVATION MOVES THE WORLD™

Appendix

Consolidated Income Statement

($ in 000s)

	2005	2006	2007	2008	2009	YTD 9/30/10
NET SALES	$ 1,213,711	$ 1,312,180	$ 1,102,544	$ 836,213	$ 337,840	$ 398,822
COST OF SALES	1,079,196	1,207,687	1,010,823	815,289	360,750	388,030
Gross profit	134,515	104,493	91,721	20,924	(22,910)	10,792
% of Sales	11.1%	8.0%	8.3%	2.5%	-6.8%	2.7%
GENERAL & ADMINISTRATIVE EXPENSES	39,301	51,157	49,512	44,094	31,988	24,249
% of Sales	3.2%	3.9%	4.5%	5.3%	9.5%	6.1%
SELLING EXPENSES	15,220	15,070	15,743	14,290	11,176	7,696
% of Sales	1.3%	1.1%	1.4%	1.7%	3.3%	1.9%
LOSS ON GOODWILL IMPAIRMENT	-	15,373	-	66,317	-	-
% of Sales	0.0%	1.2%	0.0%	7.9%	0.0%	0.0%
Income from operations	79,994	22,893	26,466	(103,777)	(66,074)	(21,153)
	6.6%	1.7%	2.4%	-12.4%	-19.6%	-5.3%
OTHER INCOME (EXPENSE):						
Increase in fair value of warrant	-	-	-	-	(33,447)	(121,587)
Interest expense	(6,431)	(6,921)	(5,755)	(4,657)	(4,379)	(3,048)
Other, net	493	330	3,977	(328)	(866)	(732)
Income (loss) before income taxes	74,056	16,302	24,688	(108,762)	(104,766)	(146,520)
INCOME TAX (BENEFIT) EXPENSE	(37,031)	6,882	8,403	17,064	(3,001)	99
Net income (loss)	111,087	9,420	16,285	(125,826)	(101,765)	(146,619)
Preferred stock dividends and early extinguishment	-	-	-	-	3,320	25,454
Net income (loss) applicable to common stockholders	$ 111,087	$ 9,420	$ 16,285	$ (125,826)	$ (105,085)	$ (172,073)
Diluted income (loss) per share	$ 3.04	$ 0.30	$ 0.52	$ (4.21)	$ (3.48)	$ (3.93)

Consolidated Balance Sheet

WABASH NATIONAL

($ in 000s)

	12/31/2006	12/31/2007	12/31/2008	12/31/2009	9/30/2010
Assets					
CURRENT ASSETS:					
Cash and Cash Equivalents	$ 29,885	$ 41,224	$ 29,766	$ 1,108	$ 13,395
Accounts Receivable, net	110,462	68,752	37,925	17,081	22,107
Inventories	133,133	113,125	92,896	51,801	129,379
Deferred Taxes	26,650	14,514	-	-	-
Prepaid Expenses and Other	4,088	4,046	5,307	6,877	2,694
Total Current Assets	304,218	241,661	165,894	76,867	167,575
PROPERTY, PLANT AND EQUIPMENT, net	129,325	122,063	122,035	108,802	100,994
GOODWILL	66,692	66,317	-	-	-
DEFFERED INCOME TAXES	-	2,772	-	-	-
INTANGIBLES	35,998	32,498	29,089	25,952	23,630
OTHER ASSETS	20,250	18,271	14,956	12,156	9,391
Total Assets	$ 556,483	$ 483,582	$ 331,974	$ 223,777	$ 301,590
Liabilities and Stockholders' Equity					
CURRENT LIABILITIES:					
Current Portion of Long-Term Debt	$ -	$ -	$ 80,008	$ -	$ -
Current Portion of Capital Lease Obligation	-	-	337	337	456
Accounts Payable	90,632	40,787	42,798	30,201	78,754
Other Accrued Liabilities	58,706	54,258	45,449	34,583	39,740
Warrant	-	-	-	46,673	-
Total Current Liabilities	149,338	95,045	168,592	111,794	118,950
LONG-TERM DEBT	125,000	104,500	-	28,437	51,201
CAPITAL LEASE OBLIGATION	-	-	4,803	4,469	4,334
DEFERRED TAXES	1,556	-	-	-	-
OTHER NONCURRENT LIABILITIES AND CONTINGENCIES	2,634	4,108	5,142	3,258	3,532
PREFERRED STOCK	-	-	-	22,334	-
STOCKHOLDERS' EQUITY	277,955	279,929	153,437	53,485	123,573
Liabilities and Stockholders' Equity	$ 556,483	$ 483,582	$ 331,974	$ 223,777	$ 301,590

Consolidated Cash Flows

($ in 000s)	2005	2006	2007	2008	2009	YTD 9/2010
Cash flows from operating activities						
Net income (loss)	$ 111,087	$ 9,420	$ 16,285	$ (125,826)	$ (101,765)	$ (146,619)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:						
Depreciation and amortization	15,547	20,598	19,467	21,467	19,585	12,862
Net (gain) loss on the sale of assets	344	(796)	116	606	(55)	-
Foreign exchange gain on disposition of Canadian subsidiary	-	-	(3,322)	-	-	-
Gain on debt extinguishment	-	-	(546)	(151)	303	-
Deferred income taxes	(37,347)	7,744	8,182	17,286	-	-
Excess tax benefits from stock-based compensation	-	(352)	(33)	(6)	-	-
Increase in fair value of warrant	-	-	-	-	33,447	121,587
Stock-based compensation	1,547	3,978	4,358	4,990	3,382	2,466
Impairment of goodwill	-	15,373	-	66,317	-	-
Changes in operating assets and liabilities:						
Accounts receivable	(43,565)	26,141	41,710	30,827	20,845	(5,026)
Finance Contracts	3,623	1,497	7	-	-	-
Inventories	(13,704)	(20,332)	19,958	20,229	41,095	(77,591)
Prepaid expenses and other	(141)	1,716	6	436	(1,570)	2,486
Accounts payable and accrued liabilities	12,395	(15,649)	(48,487)	(5,657)	(22,666)	53,710
Other, net	714	2,431	2,987	153	385	907
Net cash provided by (used in) operating activities	$ 50,500	$ 51,769	$ 60,688	$ 30,671	$ (7,014)	$ (35,218)
Cash flows from investing activities						
Capital expenditures	(30,880)	(12,931)	(6,714)	(12,613)	(981)	(1,154)
Acquisition, net of cash acquired	-	(69,307)	(4,500)	-	-	-
Proceeds from the sale of property, plant and equipment	11,736	7,121	147	213	300	1,806
Net cash (used in) provided by investing activities	$ (19,144)	$ (75,117)	$ (11,067)	$ (12,400)	$ (681)	$ 652
Cash flows from financing activities						
Proceeds from issuance of common stock, net of expenses	-	-	-	-	-	71,948
Proceeds from exercise of stock options	3,755	762	74	97	-	305
Excess tax benefits from stock-based compensation	-	352	33	6	-	-
Borrowings under revolving credit facilities	15,414	243,313	103,721	202,908	276,853	456,864
Payments under revolving credit facilities	(15,414)	(243,313)	(103,721)	(122,900)	(328,424)	(434,100)
Payments under long-term debt obligations	(2,000)	(500)	(19,852)	(104,133)	-	-
Repurchase of common stock	(3,366)	(9,164)	(11,668)	-	-	-
Principal payments under capital lease obligation	-	-	-	(193)	(334)	(253)
Proceeds from issuance of preferred stock and warrant	-	-	-	-	35,000	-
Payments under redemption of preferred stock	-	-	-	-	-	(47,791)
Debt amendment and issuance costs paid	-	-	(1,362)	(4)	(1,420)	-
Preferred stock issuance costs paid	-	-	-	-	(2,638)	(120)
Preferred and common stock dividends paid	(4,236)	(5,654)	(5,507)	(5,510)	-	-
Net cash (used in) provided by financing activities	$ (5,847)	$ (14,204)	$ (38,282)	$ (29,729)	$ (20,963)	$ 46,853
Net increase (decrease) in cash and cash equivalents	$ 25,509	$ (37,552)	$ 11,339	$ (11,458)	$ (28,658)	$ 12,287
Cash and cash equivalents at beginning of period	41,928	67,437	29,885	41,224	29,766	1,108
Cash and cash equivalents at end of period	$ 67,437	$ 29,885	$ 41,224	$ 29,766	$ 1,108	$ 13,395

Reconciliation of Non-GAAP Measures

($ in millions)	Twelve Months Ended December 31, 2005	2006	2007	2008	2009
Net income (loss)	$ 111.1	$ 9.4	$ 16.3	$ (125.8)	$ (101.8)
Income tax (benefit) expense	(37.0)	6.9	8.4	17.1	(3.0)
Increase in fair value of warrant	-	-	-	-	33.4
Interest expense	6.4	6.9	5.8	4.7	4.4
Depreciation and amortization	15.5	20.6	19.5	21.5	19.6
Stock-based compensation	1.5	4.0	4.4	5.0	3.4
Impairment of goodwill	-	15.4	-	66.3	-
Other non-operating (income) expense	(0.4)	(0.3)	(4.1)	0.2	0.9
Operating EBITDA	$ 97.1	$ 62.9	$ 50.3	$ (11.0)	$ (43.1)
Operating EBITDA - *% of sales*	*8.0%*	*4.8%*	*4.6%*	*-1.3%*	*-12.8%*

Note: This table reconciles annual net income (loss) for the periods presented to the non-GAAP measure of Operating EBITDA

Reconciliation of Non-GAAP Measures

($ in millions)

	Three Months Ended						
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Net (loss) income	$ (1.9)	$ (5.6)	$ (139.1)	$ 10.9	$ (66.4)	$ (17.9)	$ (28.3)
Income tax expense (benefit)	-	-	0.1	(3.0)	(0.1)	-	-
(Decrease) Increase in fair value of warrant	(3.3)	(1.9)	126.8	(20.5)	54.0	-	-
Interest expense	1.0	1.0	1.0	0.9	1.1	1.3	1.0
Depreciation and amortization	4.1	4.3	4.4	5.2	4.8	4.8	4.8
Stock-based compensation	0.7	0.9	0.8	0.5	0.8	1.2	1.0
Other non-operating expense (income)	-	0.8	-	(0.3)	1.2	(0.1)	(0.1)
Operating EBITDA	$ 0.6	$ (0.5)	$ (6.0)	$ (6.3)	$ (4.6)	$ (10.7)	$ (21.6)
Operating EBITDA - *% of sales*	*0.4%*	*-0.3%*	*-7.7%*	*-7.4%*	*-5.2%*	*-12.4%*	*-27.7%*

	Three Months Ended			
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Net loss	$ (111.9)	$ (4.3)	$ (3.2)	$ (6.4)
Income tax expense (benefit)	23.1	(1.3)	(1.0)	(3.7)
Interest expense	1.3	1.2	1.0	1.2
Depreciation and amortization	5.9	5.2	5.2	5.2
Stock-based compensation	1.5	1.3	1.3	0.9
Impairment of goodwill	66.3	-	-	-
Other non-operating expense (income)	0.3	(0.2)	0.2	(0.2)
Operating EBITDA	$ (13.5)	$ 1.9	$ 3.5	$ (3.0)
Operating EBITDA - *% of sales*	*-5.9%*	*0.8%*	*1.7%*	*-1.9%*

Note: These tables reconcile quarterly net income (loss) for the periods presented to the non-GAAP measure of Operating EBITDA